UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2023

The Cigna Group

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Cigna Group (the “Company”) held its Annual Meeting of Shareholders on April 26, 2023 (the “Annual Meeting”). Of the 297,032,506 shares outstanding and entitled to vote, 270,055,010 shares, or 90.92%, were represented in person or by proxy at the Annual Meeting. The results for each of the proposals submitted to a vote of our shareholders at the Annual Meeting are set forth below. Each proposal is described in more detail in our 2023 Proxy Statement, filed with the Securities and Exchange Commission on March 17, 2023.

Proposal 1: Shareholders elected the eleven director nominees named in the 2023 Proxy Statement for one-year terms to expire at the next annual meeting of shareholders.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David M. Cordani	235,236,359	15,494,846	1,008,376	18,315,429
William J. DeLaney	247,755,955	3,682,674	300,952	18,315,429
Eric J. Foss	239,563,836	11,872,228	303,517	18,315,429
Elder Granger, M.D., MG, USA, Retired	248,018,332	3,427,892	293,357	18,315,429
Neesha Hathi	250,261,620	1,182,810	295,151	18,315,429
George Kurian	247,075,171	4,363,507	300,903	18,315,429
Kathleen M. Mazzarella	240,419,377	11,047,115	273,089	18,315,429
Mark B. McClellan, M.D., Ph.D.	248,378,860	3,073,143	287,578	18,315,429
Kimberly A. Ross	249,619,856	1,845,221	274,504	18,315,429
Eric C. Wiseman	244,478,214	6,965,820	295,547	18,315,429
Donna F. Zarcone	234,520,003	16,951,139	268,439	18,315,429

In addition, shareholders voted on the following proposals and cast their votes as described below.

Proposal 2: Advisory approval of The Cigna Group’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
221,436,565	29,691,242	611,774	18,315,429

Proposal 3: Advisory approval of the frequency of future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstentions
247,538,876	179,056	3,654,770	366,879

Based on the results of the vote, and consistent with the recommendation of the Board of Directors of the Company (the “Board”), the Board has determined that future non-binding votes of shareholders to approve the compensation of the named executive officers will be submitted annually to the Company’s shareholders until the next non-binding shareholder vote on the frequency of shareholder votes on executive compensation, or until the Board otherwise determines a different frequency for such non-binding votes.

Proposal 4: Ratification of the appointment of PricewaterhouseCoopers LLP as The Cigna Group’s independent registered public accounting firm for 2023.

Votes For	Votes Against	Abstentions
252,867,500	16,905,824	281,686

Proposal 5: Approval of an amendment to our Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the Delaware General Corporation Law.

Votes For	Votes Against	Abstentions	Broker Non-Votes
222,860,732	28,396,757	482,092	18,315,429

Proposal 6: Shareholder Proposal – Special shareholder meeting improvement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,434,728	133,649,193	655,660	18,315,429

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CIGNA GROUP

Date: April 27, 2023	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and General Counsel